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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 12, 1997


                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
                            FOAMEX INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       1-11432                                          05-0475617
       1-11436                                          22-3182164
       0-22624                                          05-0473908
(Commission File Number)                   (I.R.S. Employer Identification No.)


1000 Columbia Avenue,
     Linwood, PA                                               19061
(Address of principal executive offices)                     (Zip Code)



                                 (610) 859-3000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 5. Other Events.

          On June 12, 1997, Foamex International Inc. completed a refinancing plan designed to improve its financial and operating flexibility and reduce interest expense, as more fully described in the press release filed herewith as
Exhibit 99.1 and incorporated by reference herein. As part of the refinancing plan, Foamex-JPS Automotive L.P. and FJGP Inc. were merged with and into Foamex International Inc. and certain management and tax sharing agreements were amended.

ITEM 7.  Financial Statements and Exhibits.

          (a)  Financial Statements of Business Acquired:  None

          (b)  Pro Forma Financial Information:  None

          (c)  Exhibits:

               4.1 Indenture, dated as of June 12, 1997, by and among Foamex L.P., Foamex Capital Corporation, as joint and several obligors, General Felt Industries, Inc., Foamex Fibers, Inc. and all future direct or indirect domestic subsidiaries of Foamex L.P. or Foamex Capital Corporation, and The Bank of New York, as Trustee.

               4.2 Registration Rights Agreement, dated as of June 12, 1997, by and among Foamex L.P., Foamex Capital Corporation, General Felt Industries, Inc., Foamex Fibers, Inc. and all future direct or indirect domestic subsidiaries of Foamex L.P. or Foamex Capital Corporation, and Donaldson, Lufkin & Jenrette Securities Corporation, Salomon Brothers Inc. and Scotia Capital Markets, as Initial Purchasers.

               10.1 Credit  Agreement,  dated as of June 12, 1997,  by and among
                    Foamex L.P., General Felt Industries, Inc., Trace Foam Company, Inc., FMXI, Inc., the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks, and Citicorp USA, Inc. and The Bank of Nova Scotia, as Administrative Agents.

               10.2 Second Amendment to Fourth Amended and Restated Agreement of
                    Limited Partnership of Foamex L.P., dated as of June 12, 1997, by and among FMXI, Inc., Trace Foam Company, Inc. and Foamex International Inc.

               10.3 First  Amendment to Management  Agreement,  dated as of June
                    12, 1997, by and between Foamex L.P. and Trace Foam Company, Inc.

               10.4 First   Amendment   to  Amended  and  Restated  Tax  Sharing
                    Agreement of Foamex L.P., dated as of June 12, 1997, by and among Foamex L.P., Foamex International Inc., FMXI, Inc. and Trace Foam Company, Inc.



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               10.5 Amendment No. 1 to Tax Distribution Advance Agreement, dated as of June 12, 1997, by and between Foamex International Inc. and Foamex L.P.

               99.1 Press Release, dated June 12, 1997.

         Certain instruments defining the rights of security holders have been excluded herefrom in accordance with Item 601(b)(4)(iii) of Regulation S-K. The Registrants hereby agree to furnish a copy of any such instrument to the Commission upon request.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      FOAMEX L.P.

                                      By:  FMXI, Inc.
                                      Managing General Partner

DATE: June 19, 1997                   By: /s/  Kenneth R. Fuette
                                      NAME: Kenneth R. Fuette
                                      TITLE: Senior Vice President of Finance


                                      FOAMEX CAPITAL CORPORATION

DATE: June 19, 1997                   By: /s/  Kenneth R. Fuette
                                      NAME: Kenneth R. Fuette
                                      TITLE: Treasurer, Chief Financial Officer
                                              and Chief Accounting Officer


                                      FOAMEX INTERNATIONAL INC.

DATE: June 19, 1997                   By: /s/  Kenneth R. Fuette
                                      NAME: Kenneth R. Fuette
                                      TITLE: Senior Vice President of Finance,
                                              Chief Financial Officer and
                                              Chief Accounting Officer

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EXHIBIT INDEX



                                                                      Sequential
Exhibit No.         Document                                         Page Number

4.1 Indenture, dated as of June 12, 1997, by and among Foamex L.P., Foamex Capital Corporation, as joint and several obligors, General Felt Industries, Inc., Foamex Fibers, Inc. and all future direct or indirect domestic subsidiaries of Foamex L.P. or Foamex Capital Corporation, and The Bank of New York, as Trustee.

4.2 Registration Rights Agreement, dated as of June 12, 1997, by and among Foamex L.P., Foamex Capital Corporation, General Felt Industries, Inc., Foamex Fibers, Inc. and all future direct or indirect domestic subsidiaries of Foamex L.P. or Foamex
                    Capital Corporation, and Donaldson, Lufkin & Jenrette Securities Corporation, Salomon Brothers Inc. and Scotia Capital Markets, as Initial Purchasers.

10.1 Credit Agreement, dated as of June 12, 1997, by and among Foamex L.P., General Felt Industries, Inc., Trace Foam Company, Inc., FMXI, Inc., the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks, and Citicorp USA, Inc. and The Bank of Nova Scotia, as Administrative Agents.

10.2 Second Amendment to Fourth Amended and Restated Agreement of Limited Partnership of Foamex L.P., dated as of June 12, 1997, by and among FMXI, Inc., Trace Foam Company, Inc. and Foamex International Inc.

10.3 First Amendment to Management Agreement, dated as of June 12, 1997, by and between Foamex L.P. and Trace Foam Company, Inc.

10.4 First Amendment to Amended and Restated Tax Sharing Agreement of Foamex L.P., dated as of June 12, 1997, by and among Foamex L.P., Foamex International Inc., FMXI, Inc. and Trace Foam Company, Inc.


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10.5                Amendment  No.  1  to  Tax  Distribution   Advance
                    Agreement, dated as of June 12, 1997, by and between Foamex International Inc. and Foamex L.P.

99.1                Press Release, dated June 12, 1997.